Exhibit 10.8

                               SECURITY AGREEMENT

      This SECURITY AGREEMENT (this "Agreement") is made and entered into as of this ____ day of December 2007, by and among BEACON ENTERPRISE SOLUTIONS GROUP INC., an Indiana corporation (the "Buyer"), and CETCON INCORPORATED ("CETCON"), an Ohio corporation (the "Secured Party").

                                 R E C I T A L S

      A. The Buyer and the Secured Party have executed an Asset Purchase Agreement dated October 15, 2007 (the "Purchase Agreement"), pursuant to which the Buyer has agreed to purchase substantially all of the assets of the Secured Party and has issued Secured Promissory Notes (the "Secured Notes") in partial payment therefor. The Purchase Agreement and the Secured Notes are referred to herein as the "Related Agreements." Capitalized terms used herein but which are not otherwise defined shall have the meanings given to them in the Purchase Agreement.

      B. As a condition to the Secured Party's consummation of the transactions contemplated by the Purchase Agreement, the Buyer has agreed to grant to the Secured Party a security interest in the Collateral (as defined in Section 2) to secure the Buyer's obligations pursuant to the terms of the Secured Notes.

                                A G R E E M E N T

            In consideration of the foregoing recitals and the mutual covenants and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:

      1. Obligations Secured. This Agreement secures the payment by Buyer of its obligations to the Secured Party under the Secured Notes issued to the Secured Party. The security interest granted hereby shall not extend to any other obligations of the Buyer to the Secured Party or their affiliates and shall terminate upon the payment in full, release, cancellation or satisfaction of the Secured Notes.

      2. Grant of Security Interest. Buyer grants to the Secured Party a security interest in the contracts and accounts representing the revenue stream acquired from CETCON under the Purchase Agreement and in any additional commissions generated by the Buyer (the "Collateral"), as described in more detail on Schedule 1 attached hereto.

      3. Buyer's Warranties and Representations. Buyer warrants and represents that:

            (a) Except for the security interest granted above and any security interest granted pursuant to bank or other institutional financing under which the assets of the Buyer become subject (collectively, "Permitted Encumbrances"), the Collateral is free from and will be kept free from all liens, claims, security interests, and encumbrances;

            (b) except as filed in connection with any Permitted Encumbrance, no financing statement covering the Collateral or any proceeds is on file in favor of anyone other than Secured Party, but if such other financing statement is on file, it will be terminated or subordinated.

      4. Buyer's Agreements. The Buyer agrees:

            (a) to defend at the Buyer's own cost any action, proceeding, or claim affecting the Collateral;

            (b) to pay reasonable attorneys' fees and other expenses incurred by the Collateral Agent (as defined in Section 9) in enforcing the rights of the Secured Parties against the Buyer under this Agreement;

            (c) to pay promptly all taxes, assessments, license fees and other public or private charges when levied or assessed against the Collateral or this Agreement, and this obligation shall survive the termination of this Agreement;

            (d) that if a certificate of title shall be required or permitted by law, at the request of the Collateral Agent, the Buyer shall obtain such certificate with respect to the Collateral, showing the security interest of the Secured Party and do everything necessary or expedient to preserve or perfect the security interest of the Secured Party;

            (e) that the Buyer will not misuse, fail to keep in good repair, secrete, or without the prior written consent of the Collateral Agent, and notwithstanding the Secured Party's claim to proceeds, sell, rent, lend, encumber or transfer any of the Collateral other than sales of inventory in the ordinary course of the Buyer's business;

            (f) that the Collateral Agent or his or her designees may enter upon the Buyer's premises or wherever the Collateral may be located at any reasonable time to inspect the Collateral, and Buyer's books and records pertaining to the Collateral, and the Buyer shall assist the Secured Party in making such inspection; and

            (g) that the security interest granted by the Buyer to the Secured Party shall continue to be effective so long as there are any obligations owed to the Secured Party under the Secured Notes.

      5. Events of Default; Acceleration. The following are events of default under this Agreement which will allow the Collateral Agent to take such action under this Agreement as it, he or she deems necessary:

            (a) the Buyer materially breaches any warranty or provision of this Agreement;

            (b) the Buyer becomes insolvent or ceases to do business as a going concern; and

            (c) an "Event of Default" (as defined in the Secured Notes) shall have occurred and be continuing under any of the Secured Notes.

      6. Remedies After Default. Upon the occurrence of any event of default, the Secured Party shall have all rights, privileges, powers and remedies of a secured party under the Uniform Commercial Code and any other applicable laws, including without limitation, the right to contact all persons obligated to the Buyer on any account and to instruct such person to deliver all payments directly to the Secured Party, which rights, privileges, powers and remedies may be exercised with the consent of the Collateral Agent.

            The Collateral Agent will give the Buyer reasonable notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition of the Collateral is to be made. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of the Buyer shown herein at least ten (10) calendar days before the time of the sale or disposition. The Buyer shall pay to the Collateral Agent all expenses incurred by the Collateral Agent, directly or indirectly, in the enforcement of this Agreement, including expenses of collection, retaking, holding, preparing for sale, selling and the like and shall include reasonable attorneys' fees and other legal expenses. The Buyer understands that the Secured Party's rights are cumulative and not alternative.

      7. Waiver of Defaults; Agreement Inclusive. The Collateral Agent may in its, his or her sole discretion waive a default, or cure, at the Buyer's expense, a default. Any such waiver in a particular instance or of a particular default shall not be a waiver of other defaults or the same kind of default at another time. No modification or change in this Agreement or any related note, instrument or agreement shall bind the Secured Party unless in writing signed by the Secured Party. No oral agreement shall be binding.

      8. Financing Statements; Expenses. The Buyer authorizes the Collateral Agent to file one or more financing statements with respect to the Collateral. At the request of the Collateral Agent, the Buyer will execute any agreements or documents, in form satisfactory to the Collateral Agent which the Collateral Agent may deem necessary or advisable to establish and maintain a perfected security interest in the Collateral, and will pay the cost of filing or recording the same in all public offices deemed necessary or advisable by the Collateral Agent.

      9. Collateral  Agent. THE SECURED PARTY HEREBY ELECTS AND APPOINTS KENNETH
E. KERR TO ACT AS THE EXCLUSIVE AGENT ("COLLATERAL AGENT") FOR THE SECURED PARTY FOR THE PURPOSES OF (A) EXERCISING THE RIGHTS AND REMEDIES OF THE SECURED PARTY UNDER THIS AGREEMENT, (B) RECEIVING AND MANAGING THE COLLATERAL INCLUDING THE EXECUTION OF ALL INSTRUMENTS, THE MAKING OF ALL FILINGS AND CONTINUATION STATEMENTS AND SIMILAR INSTRUMENTS IN ANY APPLICABLE JURISDICTION

AND THE TAKING OF ALL ACTIONS, AS SHALL, IN THE REASONABLE JUDGMENT OF THE COLLATERAL AGENT, BE NECESSARY TO CONTINUE THE EFFECTIVENESS, FOR THE BENEFIT OF THE SECURED PARTY, AS SECURITY FOR THE RESPECTIVE OBLIGATIONS VALID, PERFECTED LIENS ON ALL OF THE COLLATERAL, AND (C) RECEIVING NOTICES AND OTHER COMMUNICATIONS FROM THE BUYER AND PROVIDING NOTICES TO THE SECURED PARTY, ALL UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN. THE COLLATERAL AGENT MAY BE REMOVED, AND A NEW COLLATERAL AGENT ELECTED, BY THE WRITTEN CONSENT OF THE SECURED PARTY.

      10. Miscellaneous.

            (a) Entire Agreement;  Amendments and Waivers.  This Agreement,  the
Purchase Agreement and each of the Related Agreements constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants, except as specifically set forth herein or therein. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Secured Party. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Secured Party.

            (b)  Governing  Law.  This  Agreement   shall  be  governed  by  and
interpreted in accordance with the laws of the Commonwealth of Kentucky, without giving effect to principles of conflict of laws.

            (c) Successors and Assigns. Each of the terms, provisions and obligations of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties and their respective legal representatives, successors and permitted assigns.

            (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single agreement.

            (e) Assignment. The Secured Party may not assign this Agreement, or assign the rights or delegate its duties hereunder, without the prior written consent of the Buyer.

            (f) Notices. All notices, requests, demands and other communications made by a party to another party under this Agreement shall be provided to such other party in the manner set forth in Section 10.7 of the Purchase Agreement.

      IN WITNESS WHEREOF, the parties have executed this Security Agreement as of the date first above written.

                                      BUYER:

                                      BEACON ENTERPRISE SOLUTIONS GROUP INC.,
                                      an Indiana corporation

                                      By: /s/ Bruce Widener
                                         ---------------------------------------
                                         Bruce Widener,  Chief Executive Officer

                 [Remainder of Page Intentionally Left Blank -
                    Secured Parties' Signature Pages Follow]

                                   SCHEDULE 1

                                  [ATTACHMENT]

                             SECURED PROMISSORY NOTE

$600,000.00                                        December 20, 2007

      FOR VALUE RECEIVED, Beacon Enterprise Solutions Group Inc., an Indiana corporation (the "Buyer"), promises to pay to the order of CETCON, Incorporated (the "Holder") the principal sum of Six Hundred Thousand Dollars and 00/100 ($ 600,000.00) (the "Principal Amount"), together with interest accruing on the unpaid portion of the Principal Amount from the date hereof until the Maturity Date (as defined in Section 2(a)), at the rate of eight percent (8%) per annum, compounded annually (the "Interest Rate").

      1.  Terms.  This Note is issued and  delivered  by the Buyer  pursuant  to
Section 1.3 of that certain Asset Purchase Agreement dated October 15, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), by and among the Buyer and the Holder. Unless otherwise set forth herein, all capitalized terms used herein without definition shall have the meanings given to such terms in the Purchase Agreement. This Note is secured by certain Collateral, as described in that certain Security Agreement of even date herewith (the "Security Agreement"), by and between the Buyer and the Holder.

      2. Payments.

            (a) Subject to the adjustments provided for in Section 2(b) below and any rights of set-off that the Buyer may have under the terms of the Purchase Agreement, the Buyer shall make monthly payments of principal and interest, in the amortized amount of $ 12,165.84, to the Holder on the 15th of each month, commencing January 20, 2008 and ending on December 20, 2012 (the "Maturity Date").

            (b) In the event that on December 20, 2008, the actual revenue generated by the Collateral during the period commencing on December 20, 2007 and ending on October 31, 2008 (the "Actual Revenue") is less than $ 2,000,000.00 (the "Minimum Revenue"), then the Principal Amount hereunder shall be deemed to be reduced to an amount equal to the initial Principal Amount set forth above, multiplied by a fraction the numerator of which is equal to the Actual Revenue and the denominator of which is equal to the Minimum Revenue. No such adjustment shall take place in the event that the Actual Revenue exceeds the Minimum Revenue. To the extent that the monthly amounts previously paid exceed the amount of such recalculated monthly payments, the aggregate amount of such excess payments prior to the time of the recalculation shall be a credit against further payments due hereunder, to be applied ratably against future payment amounts hereunder. If the aggregate amount of excess payments prior to the time of the recalculation exceeds the aggregate of future payments hereunder, then the Holder shall refund the appropriate difference to the Buyer. The Buyer shall recalculate the monthly payments for the remainder of the term of this Note and shall send the Holder a statement of its computations in support of the recalculated monthly payment amount.

            (c) The Buyer may apply any rights of set-off that the Buyer may have under the terms of the Purchase Agreement by providing notice of its exercise of such rights of set-off to the Holder (and, if applicable, the members of the Holder) with the Claim Notice described in the Purchase Agreement. The amount of the set-off shall be treated as a prepayment of the amounts otherwise due and payable under the Note.

            (d) All payments due and payable from the Buyer to Holder under this Note shall be made in lawful currency of the United States of America at the address of Holder as set forth in Section 10.7 of the Purchase Agreement, or such other place as Holder shall designate in writing, and, at Holder's option, shall be payable by check or wire transfer.

      3. Prepayments. The Buyer may prepay all or any portion of the outstanding Principal Amount, or any accrued and unpaid interest thereon, of this Note. The Buyer shall make additional principal payments equal to three (3) percent of the net amount received by Buyer from any capital raised in excess of $ 1,000,000 after the closing date.

      4. Events of Default.

            (a) An "Event of Default" under this Note shall mean the occurrence of any of the following:

                  (i) Failure to Make Payments When Due. Failure of the Buyer to pay any principal, interest or other amount due under this Note when due, whether at stated maturity, by declaration, acceleration, demand or otherwise, and the failure of the Buyer to cure such default within ten (10) business days.

                  (ii) Breach of Covenants. Any other material failure by the Buyer to perform its obligations under this Note, and the failure of the Buyer to cure such default within ten (10) business days of written notice of such default by Holder to the Buyer, in each case as determined by the Collateral Agent (as defined in the Security Agreement);

                  (iii) Acceleration of Other Indebtedness. Any event or condition shall occur which results in the acceleration of the maturity of any indebtedness (other than this Note) of the Buyer or enables the holder of such indebtedness or any person acting on such holder's behalf to accelerate the maturity thereof, if the aggregate principal amount of indebtedness (regardless of whether such indebtedness arises in one or more related or unrelated transactions) with respect to which such events or conditions shall have occurred exceeds $500,000;

                  (iv) Judgments or Court Orders. Judgments or orders for the payment of money in excess of $500,000 (net of any amount (x) covered by insurance or (y) covered by a third-party indemnity from a solvent third party financially capable of making such payments) shall be rendered and properly entered against the Buyer, and such judgments or orders shall continue unsatisfied and unstayed for a period of sixty (60) days, unless being contested in good faith by appropriate legal or administrative proceedings, and in any such case as to which the

Buyer shall have set aside adequate cash reserves in accordance with generally accepted accounting principles;

                  (v) Involuntary Bankruptcy, Etc. (A) Any involuntary case or other proceeding shall be commenced against the Buyer or a subsidiary thereof seeking liquidation, reorganization or other relief under Title 11 of the United States Code entitled "Bankruptcy" (as now and hereinafter in effect, or any successor thereto, the "Bankruptcy Code"), or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days, or an order for relief shall be entered against the Buyer or a subsidiary thereof under the Bankruptcy Code or any other domestic or foreign bankruptcy laws as now or hereafter in effect, or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Buyer; or

                  (vi) Voluntary Bankruptcy, Etc. An order for relief shall be entered with respect to the Buyer or a subsidiary thereof shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, or the Buyer or a subsidiary thereof shall make an assignment for the benefit of creditors; or the Buyer or a subsidiary thereof shall admit in writing its inability to pay its debts as such debts become due; or the Board of Directors of the Buyer shall adopt any resolution or otherwise authorize action to approve any of the foregoing.

            (b) Upon the occurrence of an Event of Default under Sections 4(a)(i) through (iv), inclusive, of this Note, the entire unpaid portion of the Principal Amount, all accrued but unpaid interest and all other amounts due Holder hereunder shall become due and payable at the option of the Collateral Agent upon notice to the Buyer of such acceleration. Upon the occurrence of an Event of Default under Section 4(a)(v) or (vi) of this Note, the entire unpaid portion of the Principal Amount, all accrued but unpaid interest and all other amounts due Holder hereunder shall immediately become due and payable.

            (c) Upon the occurrence and during the continuation of any Event of Default as determined by the Collateral Agent, subject to Section 5 of this Note, the per annum rate of interest on the Principal Amount shall increase from the Interest Rate to eleven percent (11%).

            (d) The Buyer hereby agrees that it will, upon demand, pay to the Collateral Agent the amount of any and all reasonable advances, charges, costs and expenses, including the fees and expenses of counsel and of any experts or agents engaged by the Collateral Agent, that the Collateral Agent may incur in connection with the failure by the Buyer to perform or observe any of the provisions of this Note.

      5. Usury. Regardless of any other provision of this Note or the Purchase Agreement to the contrary, if for any reason the effective rate of interest under this Note should exceed the maximum lawful rate of interest, after giving effect to any applicable exemption to applicable usury laws, then the effective rate of interest under this shall be deemed reduced to, and shall be, such maximum lawful rate of interest, and (a) the amount which would otherwise be excessive interest shall be deemed applied to the reduction of the outstanding Principal Amount and not the payment of interest, and (b) if the loan evidenced by this Note has been or is hereby paid in full, the excess principal payment under the foregoing clause (a) shall be returned to the Buyer. The parties agree that any such application of excessive interest to the outstanding Principal Amount or the refunding of such excess interest shall be a complete settlement and acquittance thereof.

      6. Replacement of Lost Note. Upon receipt of evidence satisfactory to the Buyer of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Buyer, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Buyer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new Note of like tenor dated as of the date from which unpaid interest has then accrued on the lost, stolen, destroyed or mutilated Note.

      7. Miscellaneous.

            7.1 Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

            7.2 Entire Agreement; Amendment. This Note, together with all of the other documents executed in connection herewith, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

            7.3 Amendments. No term of this Note may be amended, waived, discharged or terminated except by a written instrument signed by the Buyer and the Holder. Any amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon the Holder.

            7.4  Notices,  etc.  All  notices,   requests,   demands  and  other
communications  made under this Note shall be made in  accordance  with  Section
10.7 of the Purchase Agreement.

            7.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Holder upon any breach or default of the Buyer under this Note shall impair any such right, power or remedy of Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Holder of any breach or default under this Note, or any waiver on the part of the Holder of any provision or condition of this Note must be made in writing and shall be effective as to Holder only to the extent specifically set forth in such writing. All remedies, either under this Note or by law or otherwise afforded to Holder, shall be cumulative and not alternative.

            7.6 Severability. In case any provision of this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            7.7. Titles. The titles of the Sections and subsections of this Note are for convenience or reference only and are not to be considered in construing this Note.

      IN WITNESS WHEREOF, this Note is executed as of the date first above written.

                                          BUYER:

                                          BEACON ENTERPRISE SOLUTIONS GROUP INC.
                                          an Indiana corporation

                                          By: /s/ Bruce Widener
                                             -----------------------------------
                                             Bruce Widener
                                             Chief Executive Officer

 [Remainder of Page Intentionally Left Blank - Holder's Signature Page Follows]